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                                                                  EXHIBIT 23.02

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Hyperion
Telecommunications, Inc. on Form S-4 of our report dated June 13, 1997, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
-----------------------------
Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 25, 1997